UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2019

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

The following information is furnished under Item 2.02—“Results of Operations and Financial Condition,” Item 7.01 – Regulation FD Disclosure, and Item 9.01 — “Financial Statements and Exhibits” and such information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 2.02 Results of Operations and Financial Condition

On July 23, 2019, First Choice Bancorp (the “Company”) announced its results of operations and financial condition for the three and six months ended June 30, 2019. The press release announcing the financial results for the three and six months ended June 30, 2019 is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 23, 2019, an investor presentation was uploaded to the Company’s external website and is accessible at https://www.firstchoicebankca.com/, and clicking “Investor Relations” and then clicking “Presentations” under the “News and Events” menu located at the top. The Investor Presentation contains the information attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the fiscal year ending December 31, 2019.

The Investor Presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears with the Investor Presentation. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the Investor Presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation. These Non-GAAP Financial Measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of First Choice Bancorp, issued July 23, 2019
99.2	Investor Presentation July 23, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Choice Bancorp

Date: July 23, 2019	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of First Choice Bancorp, issued July 23, 2019
99.2	Investor Presentation July 23, 2019